Exhibit 10.1

FOURTH Amendment to LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (“Amendment”) is made as of May 21, 2025 (the “Amendment Date”), by and among STANDARD PREMIUM FINANCE MANAGEMENT CORPORATION, a Florida corporation (“Borrower”), FIRST HORIZON BANK, a Tennessee banking corporation (“Bank”), STANDARD PREMIUM FINANCE HOLDINGS, INC., a Florida corporation (the “Entity Guarantor”), and WILLIAM KOPPELMANN, an individual, MARK KUTNER, an individual, and CARL CHRISTIAN HOECHNER, an individual (each an “Individual Guarantor” and collectively the “Individual Guarantors”) (the Entity Guarantor and the Individual Guarantors are collectively the “Guarantors”).

Recitals of Fact

Borrower, the Individual Guarantors, Entity Guarantor, and Bank previously entered into a Loan Agreement dated February 3, 2021 (as amended or modified from time to time, the “Loan Agreement”).

The Borrower has asked the Bank to modify certain terms of the Loan Agreement. Bank has agreed to do so, on and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, incorporating the Recitals of Fact set forth above and in consideration of the mutual agreements herein contained, the parties agree as follows:

AGREEMENTS

1.       Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.       Amendments. The Loan Agreement is amended as follows:

(a)       The definition of the term “Committed Amount”, as given in the Recitals of Fact to the Loan Agreement, is hereby modified and amended to mean the principal sum of up to Fifty Million Dollars ($50,000,000.00).

(b)       The following definition in Article One of the Loan Agreement is amended and restated as follows:

“Note” means the Third Amended and Restated Revolving Credit Note of the Borrower in the principal amount of Fifty Million Dollars ($50,000,000.00), as same may be further amended, modified, renewed, extended, or restated from time to time.

(c)       Section 2.1 of the Loan Agreement is amended and restated as follows:

2.1       The Commitment. Subject to the terms and conditions herein set out, the Bank agrees and commits, form time to time, from the Closing Date until the Termination Date, to make loan advances to the Borrower, all in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of (a) Fifty Million Dollars ($50,000,000.00); or (b) the Borrowing Base as defined in Article One.

(d)       Section 2.3(a) of the Loan Agreement is amended and restated as follows:

(a)       All advances with respect to the Loan shall be evidenced by the Amended and Restated Revolving Credit Note of the Borrower, payable to the order of the Bank in the principal amount of Fifty Million Dollars ($50,000,000.00), in form substantially the same as the copy of the Note attached hereto as Exhibit “C.” The entire unpaid principal amount of the Loan shall be due and payable on the Termination Date. The unpaid principal balances of the Loan shall bear interest from the Closing Date on disbursed and unpaid principal balances as provided in the Note. Said interest shall be payable monthly on the first (1st) day of each month after the Closing Date, with the final installment of interest being due and payable on the Termination Date, or on such earlier date as the Loan becomes due and payable.

(e)       Exhibit A to the Loan Agreement is amended and restated as follows:

EXHIBIT A TO LOAN AGREEMENT

Borrowing Base

The Borrowing Base is an amount equal to:

(a)       the Advance Rate (from time to time in effect) times Net Receivables that are acceptable Receivables; minus

(b)       the sum of (i) $2,000,000 (or such lesser amount determined by Agent in its sole discretion), (ii) Availability Reserves and (iii) Bank Product Reserves.

(Note: Although the Borrowing Base is limited as set forth above, Bank’s security interest covers and includes all Borrower’s asset, both now owned and hereafter acquired, as more particularly described in the Security Agreement)

3.       Representations. To induce the Bank to enter into this Amendment, the Borrower and the Guarantors do hereby absolutely and unconditionally certify, represent, and warrant to the Bank, and covenant and agree with the Bank, that:

(a) all representations and warranties made by the Borrower and/or Guarantors in the Loan Agreement, as amended hereby, and in all other documents evidencing, securing, guaranteeing, or otherwise related to the Loan Agreement (all of which are herein sometimes called the “Loan Documents”), are true, correct, and complete in all material respects as of the date of this Amendment;

(b) as of the date hereof and with the execution of this Amendment, there are no existing Defaults or Events of Default;

(c) there are no existing offsets, defenses, or counterclaims to the obligations of the Borrower or Guarantors, as set forth in the Loan Agreement or in any other Loan Document;

(d) neither the Borrower nor any of the Guarantors has any existing claim for damages against the Bank arising out of or related to the Loan or any other loans and obligations of the Borrower or any of the Guarantors to the Bank; and, if and to the extent (if any) that the Borrower or any of the Guarantors has any such existing claim, the Borrower and the Guarantors do hereby forever release and discharge, in all respects, the Bank with respect to such claim; and

(e) the Loan Agreement, as amended by this Amendment, and the other Loan Documents, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

4.       Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the following:

(a) Bank’s receipt of the fully executed original copies of this Amendment and the amended and restated Note;

(b) Bank’s receipt of such certificates of good standing and lien searches as Bank may require, with results satisfactory to Bank;

(c) the Borrower’s payment to Bank of a fully earned and non-refundable amendment fee in the amount of $5,000; and

(c) Bank’s receipt of such resolutions or consents as Bank may require, evidencing Borrower and Entity Guarantor’s authority to execute and deliver this Amendment. Borrower shall pay all of Bank’s reasonable attorney fees and expenses incurred in connection with the drafting, negotiation, execution, and delivery of this Amendment.

5.       Ratification. All terms and provisions of the Loan Agreement or any other Loan Document that are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, are hereby ratified, approved, and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

6.       References. All references in all Loan Documents to the Loan Agreement shall, except as the context may otherwise require, be deemed to constitute references to the Loan Agreement as amended hereby. All Collateral which has previously secured the Loan and the other Obligations shall continue to secure the Loan and all other Obligations as amended hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be executed by their duly authorized officers, and the Guarantors have executed this Amendment, all as of the day and year first above written.

BORROWER:

STANDARD PREMIUM FINANCE

MANAGEMENT CORPORATION, a Florida

corporation

By: /s/ William Koppelmann

Name: Willam Koppelmann

Title: President and CEO

BANK:

FIRST HORIZON BANK, a Tennessee banking

corporation

By: /s/ Jake McCrary

Name: Jake McCrary

Title: Managing Director

The undersigned Guarantors, by their signatures hereto, acknowledge and agree to the foregoing Amendment and ratify their respective Guaranty Agreements in favor of Bank as of the date hereof.

GUARANTORS:

STANDARD PREMIUM FINANCE HOLDINGS, INC.,

a Florida corporation

By: /s/ William Koppelmann

Name: Willam Koppelmann

Title: President and CEO

/s/ William Koppelman

WILLIAM KOPPELMANN

/s/ Mark Kutner

MARK KUTNER

/s/ Carl Christian Hoechner

CARL CHRISTIAN HOECHNER